UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________________________________________________________________________________________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: May 12, 2026
(Date of earliest event reported)
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RING ENERGY, INC.
(Exact name of registrant as specified in its charter)
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Nevada	001-36057	90-0406406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1725 Hughes Landing Blvd., Suite 900
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

(281) 397-3699
(Registrant’s telephone number, including area code)

Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	REI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 12, 2026, Ring Energy, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”), by and among the Company, and Mizuho Securities USA LLC, BofA Securities, Inc. and Raymond James & Associates, Inc. as representatives of the several underwriters (the “Underwriters”), relating to its previously announced underwritten offering of 44,444,445 shares of Common Stock of the Company (the “Underwritten Offering”). Under the terms of the Underwriting Agreement, the Company granted the Underwriters a 30-day option to purchase up to 6,666,666 additional shares of Common Stock.

The Underwriting Agreement contains customary representations and warranties, agreements and obligations, closing conditions and termination provisions. The Company has agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and to contribute to any payment that the Underwriters may be required to make because of any of those liabilities.

The Underwritten Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-283978) (the “Registration Statement”) that was originally filed on December 20, 2024 with the Securities and Exchange Commission (the “SEC”) and became effective on January 10, 2025, including the prospectus forming a part of the Registration Statement, as supplemented by a preliminary prospectus supplement, dated May 12, 2026, and a final prospectus supplement, dated May 12, 2026, each filed with the SEC pursuant to Rule 424(b) under the Securities Act.

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is attached as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Jones & Keller, P.C. has issued an opinion, dated May 12, 2026, regarding certain legal matters with respect to the Underwritten Offering, a copy of which is filed as Exhibit 5.1 hereto.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. Any offers, solicitations of offers to buy, or any sales of securities will be made in accordance with the registration requirements of the Securities Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
1.1
Underwriting Agreement dated May 12, 2026 among Ring Energy, Inc., and Mizuho Securities USA LLC, BofA Securities, Inc., and Raymond James & Associates, Inc. as representatives of the several underwriters named therein.

5.1	Opinion of Jones & Keller, P.C.
23.1	Consent of Jones & Keller, P.C. (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RING ENERGY, INC.

Date:	May 14, 2026	By:	/s/ Sundip S. Johl
Sundip S. Johl
Chief Financial Officer